AMENDING AGREEMENT

THIS AGREEMENT dated February 3, 2014 but effective as of the 30th day of September, 2013.

AMONG:

BLOX, INC., a corporation incorporated under the laws of the State of Nevada

(**"Blox"**)

AND:

OURCO CAPITAL LTD., a corporation existing under the British Columbia *Business Corporations Act*

(**"Newco"**)

AND:

INTERNATIONAL ECO ENDEAVORS CORP., a corporation existing under the British Columbia *Business Corporations Act*

(**"Eco Endeavors"**)

AND:

KENDERESH ENDEAVORS CORP., a corporation existing under the British Columbia *Business Corporations Act*

(**"Kenderesh"**)

AND:

KENDERES BIOGAZ TERMELO KORLATOLT FELE LOSSEGU TARSASAG, a Hungarian company

(**"Kenderes Biogaz"**)

WHEREAS:

A. Blox, formerly known as "Nava Resources Inc.", Newco, Eco Endeavors, Kenderesh and Kenderes Biogaz (collectively, the **"Parties"**) entered into an amalgamation agreement dated June 19, 2013 (the **"Amalgamation Agreement"**), whereby Eco Endeavors and Newco will complete a business combination by away of an amalgamation under the provisions of the British Columbia *Business Corporations Act* (the **"Amalgamation"**);

B. Blox entered into a share purchase agreement dated June 22, 2013 with Quivira Gold Ltd. (**"Quivira"**) and Waratah Investments Limited, whereby Blox agreed to acquire all the common shares of Quivira in consideration for the issuance of securities of Blox (the **"Quivira Transaction"**); and

C. The Parties have agreed to enter into this Agreement to extend the Completion Deadline (as defined in the Amalgamation Agreement) from September 30, 2013 to March 31, 2014, change the directors and officers of Blox on the effective date of the Amalgamation and add certain additional terms and conditions as set out herein;

NOW THEREFORE THIS AGREEMENT WITNESSES that, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1. Section 1.1(p) of the Amalgamation Agreement is deleted in its entirely and replaced with the following:

   "(p) **"Completion Deadline"** means the latest date by which the transactions contemplated by this Agreement are to be completed, which date shall be March 31, 2014 or such later date as the Parties may mutually agree;"

2. The reference to "September 30, 2013" in Section 4.2(b) of the Amalgamation Agreement is deleted in its entirety and replaced with "the Effective Date".

3. Section 4.2(n) of the Amalgamation Agreement is deleted in its entirely and replaced with the following:

   "(n) Nava Board. Upon the Effective Date, Nava will cause its current directors and officers to resign and appoint the following persons to the following positions in accordance with the corporate laws of the State of Nevada and subject to receipt of a duly signed consent to act from each:

Name	**Position**
Robert Abenante	Chief Executive Officer
Bruce Robert Ironside	Director
Cedric Wilson	Director
Ronald Renne	Director/Chairman
Kim Gillett	Corporate Secretary
Marco Parente	Interim Chief Financial Officer

4. The following is added as Section 4.2(o) to the Amalgamation Agreement:

   "(o) Appointment of CEO. Immediately following the Effective Time, Nava will enter into a term sheet or consulting agreement with Robert Abenante, whereby Robert Abenante agrees to act as Chief Executive Officer of Nava in consideration for the issuance of such number of Nava Common Shares as is equal to:

RR

(i) 10% of the total number of Nava Common Shares that are issued and outstanding on a fully-diluted basis upon the Effective Date which, for greater certainty, includes the Nava Common Shares issued in connection with the Private Placement, which issuance will occur on the Effective Date and such Nava Common Shares will be held in escrow with Clark Wilson LLP as escrow agent with 25% released upon the Effective Date, 25% released on the date that is six months from the Effective Date, 25% released on the date that is 12 months from the Effective Date and the remaining 25% released on the date that is 18 months from the Effective Date (provided Robert Abenante maintains such positions or equivalent positions with Nava on a going forward basis and if not, such Nava Common Shares will be returned to treasury for cancellation without consideration), and

(ii) 10% of the total number of Nava Common Shares and securities of Nava that are otherwise exercisable or convertible into Nava Common Shares that are issued in connection with the Quivira Transaction on a fully-diluted basis which issuance will occur on the closing date of the Quivira Transaction (the "**Quivira Closing Date**") and such Nava Common Shares will be held in escrow with Clark Wilson LLP as escrow agent with 25% released upon the Quivira Closing Date, 25% released on the date that is six months from the Quivira Closing Date, 25% released on the date that is 12 months from the Quivira Closing Date and the remaining 25% released on the date that is 18 months from the Quivira Closing Date (provided Robert Abenante maintains such positions or equivalent positions with Nava on a going forward basis and if not, such Nava Common Shares will be returned to treasury for cancellation without consideration)."

5. The following is added as Section 4.2(p) to the Amalgamation Agreement:

"(p) <u>Appointment of Additional Directors and Officer.</u> Immediately following the Effective Time, Nava will enter into a term sheet or consulting agreement with the following persons to issue the following number of Nava Common Shares to be held in escrow with Clark Wilson LLP as escrow agent with 25% released upon the Effective Date, 25% released on the date that is six months from the Effective Date, 25% released on the date that is 12 months from the Effective Date and the remaining 25% released on the date that is 18 months from the Effective Date (provided such person maintains such position or an equivalent position with Nava on a going forward basis and if not, such Nava Common Shares will be returned to treasury for cancellation without consideration):

(i) Bruce Robert Ironside, whereby Bruce Robert Ironside agrees to act as Director of Nava in consideration for the grant of 500,000 stock options of Nava, each option entitling the holder to acquire one Nava Common Share at the exercise price of $0.01 per Nava Common Share for a period of 5 years from the date of grant (each, a "**New Nava Option**"),

(ii) Cedric Wilson, whereby Cedric Wilson agrees to act as Director of Nava in consideration for the grant of 500,000 New Nava Options,

(iii) Kim Gillett, whereby Kim Gillett agrees to act as Corporate Secretary of Nava in consideration for the grant of 500,000 New Nava Options, and

(iv) Marco Parente, whereby Marco Parente agrees to act as interim Chief Financial Officer of Nava in consideration for the issuance of 200,000 New Nava Options."

6. The following is added as Section 4.2(q) to the Amalgamation Agreement:

"(q) Payment of Debt. Immediately following the Effective Time, and subject to receipt of a signed mutual release signed by each of the following persons and Eco, Nava will use a portion of the proceeds from the Private Placement to pay, on behalf of Eco Endeavors, all outstanding indebtedness to the following persons which, for greater certainty, is equal to the following amounts as of the date hereof:

(i) Palladio (Jon Davis), a business person with an office located in Hungary who is currently owed 75,000 EURO, and

(ii) Creative Labs, a corporation with an office located in Hungary who is currently owed 1,800,000 HUF."

7. The following is added as Section 4.2(r) to the Amalgamation Agreement:

"(r) Consulting Agreement. Immediately following the Effective Time, Nava will enter into a consulting agreement with Emerald Power Consulting Inc. (**"Emerald Power"**), whereby Emerald Power agrees to provide consulting services to Nava in consideration for the payment of CDN$10,000 per month plus applicable taxes. The agreement will be for a 1 year term, renewable for subsequent 1 year periods at the election of Emerald Power."

8. The following is added as Section 4.4 to the Amalgamation Agreement:

"Survival of Covenants

The post-closing covenants contained in this Agreement that are expressed to be fulfilled following the Effective Date shall survive the execution and delivery of this Agreement and shall expire and be terminated upon the date that is two years from the Effective Date."

9. The Nava Common Shares to be issued hereunder shall be subject to the securities laws, resale restrictions and legending requirements as set out in Section 2.9 of the Amalgamation Agreement.

10. The Parties hereto acknowledge and agree that the Amalgamation Agreement, as amended by this Agreement, shall continue in full force and effect and the rights and obligations of each

party thereunder shall not be affected or prejudiced in any manner except as specifically provided for herein. In the event of any inconsistency between this Agreement and the Amalgamation Agreement, the terms of this Agreement shall prevail to the extent of such inconsistency.

11. This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

12. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first set forth above.

13. This Agreement will be governed by and construed in accordance with the law of British Columbia.

IN WITNESS WHEREOF the parties have executed and delivered this Agreement effective as of September 30, 2013.

BLOX, INC.

Per: ______________________
Authorized Signatory

RONALD RENNÉ
Name

PRESIDENT & CEO
Title

INTERNATIONAL ECO ENDEAVOURS CORP.

Per: ______________________
Authorized Signatory

ROBERT ABENANTE
Name

____
Title

OURCO CAPITAL LTD.

Per: ______________________________
Authorized Signatory

____
Name

____
Title

KENDERESH ENDEAVORS CORP.

Per: ______________________________
Authorized Signatory

ROBERT ABENANTE
Name

____
Title

KENDERES BIOGAZ TERMELO KORLATOLT FELE LOSSEGU TARSASAG

Per: ______________________________
Authorized Signatory

ROBERT ABENANTE
Name

____
Title

OURCO CAPITAL LTD.

Per: ______________________
Authorized Signatory

RONALD RENNÉ
Name

PRESIDENT & CEO
Title

KENDERESH ENDEAVORS CORP.

Per: ______________________
Authorized Signatory

____
Name

____
Title

KENDERES BIOGAZ TERMELO KORLATOLT FELE LOSSEGU TARSASAG

Per: ______________________
Authorized Signatory

____
Name

____
Title